UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 26, 2008

MEADOW VALLEY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Nevada	0-25428	88-0328443

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)
4602 East Thomas Road, Phoenix, Arizona 85018
(Address of Principal Executive Offices) (Zip Code)
(602) 437-5400
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01(d). Financial Statements and Exhibits
SIGNATURES
EX-99.1

Item 8.01. Other Events.
On December 26, 2008, Meadow Valley Corporation (“Meadow Valley”) issued a press release announcing that, at its Special Meeting of Stockholders held on December 26, 2008, Meadow Valley’s stockholders approved the proposal to adopt the previously announced Agreement and Plan of Merger, dated July 28, 2008, among Meadow Valley, Phoenix Parent Corp. (“Investor”) and Phoenix Merger Sub, Inc. (“Merger Sub”), which provides for the merger of Merger Sub with and into Meadow Valley, with Meadow Valley surviving as a wholly owned subsidiary of Investor. The press release is attached to this report as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Meadow Valley Corporation, dated December 26, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 29, 2008

MEADOW VALLEY CORPORATION
/s/ David D. Doty
By:	David D. Doty
Chief Financial Officer

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